SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported): November 15, 2001
                                                      -----------------


                            THE SERVICEMASTER COMPANY
                            -------------------------
               (Exact Name of Registrant as Specified in Its Charter)



       Delaware                       1-14762                36-3858106
       --------                       -------                ----------
(State or Other Jurisdiction     (Commission File       (I.R.S. Employer
of Incorporation or Organization)     Number)         Identification Number)



   One ServiceMaster Way, Downers Grove, Illinois               60515
   ----------------------------------------------               -----
     (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (630) 271-1300
                                                     --------------


                                 Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

   On November 19, 2001, The ServiceMaster Company, a Delaware corporation (the "Company"), announced that the Court of Appeals of Georgia reversed the trial court's decision in the case of Ray D. Martin v. ServiceMaster. The Court of Appeals held that Mr. Martin's claim should have been limited to breach of his employment contract. The Court of Appeals remanded the case back to the trial court for a new trial, noting that Mr. Martin was not entitled to punitive damages and that the Company's motion to dismiss the tort claims should have been granted.

         A copy of the press release issued by the Company on November 19, 2001 is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b)      PRO FORM FINANCIAL INFORMATION:

         Not applicable.

(c)      EXHIBITS:

         99.1     Press release issued by the Company on November 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE SERVICEMASTER COMPANY


Date:  November 26, 2001                By:  /s/  Steven C. Preston
                                             -----------------------------------
                                             Steven C. Preston
                                             Executive Vice President and
                                             Chief Financial Officer

                            EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   ----------------------
99.1     Press release issued by the Company on November 19, 2001.